Filed Pursuant to Rule 497(e)
1933 Act File No. 333-168040
1940 Act File No. 811-22436

EntrepreneurShares Series TrustTM
ERShares Entrepreneur 30 ETF
ERShares Non-US Small Cap ETF

October 17, 2019

Supplement to Prospectus Dated November 1, 2018 and Prospectus Dated December 28, 2018
This supplement updates certain information in the Prospectus dated November 1, 2018 and the Prospectus dated December 28, 2019, each as supplemented to date (collectively, the “Prospectus”), for the ERShares Entrepreneur 30 ETF and the ERShares Non-US Small Cap ETF (each a “Fund” and, collectively, the “Funds”), each a series of EntrepreneurShares Series TrustTM, to revise information contained therein as described below.
For more information or to obtain a copy of the Prospectus and Statement of Additional Information (“SAI”) free of charge, please contact the Funds at 1-877-271-8811.  You may also obtain a copy of the Prospectus and SAI free of charge on the Funds’ website at www.entrepreneurshares.com or by writing the Funds at 235 West Galena Street, Milwaukee, Wisconsin 53212.  Please retain this supplement for future reference.
Management – Investment Adviser
The disclosure regarding “Management – Investment Adviser” is hereby supplemented by adding the following disclosure:
Dr. Joel M. Shulman is the principal of Capital Impact Advisors. While Dr. Shulman controls Capital Impact Advisors, the Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust, holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the ERShares US Small Cap Fund and the ERShares US Large Cap Fund.
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The date of this Supplement is October 17, 2019.